Exhibit 99.2

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

ASSET QUALITY DETAIL

(dollars in thousands)	March 31, 2008	March 31, 2007	December 31, 2007
Loan Portfolio:
Originated and acquired residential mortgage	$280,772	$319,437	$296,783
Home equity	1,081,953	1,003,666	1,082,819
Marine	360,343	374,206	352,604
Other	26,287	25,065	26,101

Total consumer	1,749,355	1,722,374	1,758,307

Commercial mortgage	488,309	454,096	439,229
Residential real estate construction	596,698	586,127	631,063
Commercial real estate construction	445,475	369,657	447,394
Commercial business	922,840	758,167	939,333

Total commercial	2,453,322	2,168,047	2,457,019

Total loans	$4,202,677	$3,890,421	$4,215,326

Non-Performing Assets:
Originated and acquired residential mortgage	$7,719	$7,910	$7,511
Home equity	1,319	542	1,737
Other consumer	—	673	—
Commercial mortgage	1,335	1,335	1,335
Residential real estate construction	9,478	—	7,923
Commercial business	10,770	10,259	12,742

Total non-accrual loans	30,621	20,719	31,248
Total renegotiated loans	—	—	—

Total non-performing loans	30,621	20,719	31,248
Non-performing investments	2,580	—	—
Other assets and real estate owned	3,785	3,117	2,664

Total non-performing assets	$36,986	$23,836	$33,912

90-Day Delinquencies:
Originated and acquired residential mortgage	$1,722	$1,795	$2,149
Home equity	1,995	683	1,281
Other consumer	2,297	994	321
Commercial mortgage	410	—	—
Residential real estate construction	1,350	18	—
Commercial business	561	8	79

Total 90-day delinquencies	$8,335	$3,498	$3,830

Asset Quality Ratios:
Non-performing loans to total loans	0.73%	0.53%	0.74%
Non-performing investments to total investments	0.18%	—	—
Non-performing assets to total assets	0.58%	0.38%	0.52%
Allowance for loan losses to loans	1.31%	1.17%	1.31%
Net charge-offs in quarter to average loans	0.30%	0.08%	0.58%
Allowance for loan losses to non-performing loans	180.43%	219.70%	176.87%

			Three Months Ended December 31, 2007
	Three Months Ended March 31,
	2008	2007
Analysis of Allowance for Loan Losses:
Balance at beginning of period	$55,269	$45,203	$51,244
Provision for loan losses	3,114	1,052	10,027
Less loans charged-off, net of recoveries:
Originated and acquired residential mortgage	225	138	221
Home equity	237	26	390
Other consumer	438	465	873
Residential real estate construction	320	—	—
Commercial business	1,914	107	4,518

Net charge-offs	3,134	736	6,002

Balance at end of period	$55,249	$45,519	$55,269

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended March 31,
(dollars in thousands, except per share data)	2008	2007
Interest Income:
Loans, including fees	$66,369	$69,254
Investment securities	19,731	22,378
Tax-advantaged loans and securities	1,639	1,467
Short-term investments	36	97

Total interest income	87,775	93,196

Interest Expense:
Deposits	28,210	25,554
Short-term borrowings	6,089	7,742
Long-term debt	8,487	10,965

Total interest expense	42,786	44,261

Net interest income	44,989	48,935
Less provision for loan losses	3,114	1,052

Net interest income, after provision for loan losses	41,875	47,883

Non-Interest Income:
Service charges on deposit accounts	21,031	22,179
Commissions and fees	1,562	1,662
Impairment on investment securities	(42,655)	—
Net gains (losses)	(191)	1,203
Net derivative activities	39	143
Other non-interest income	5,090	4,682

Total non-interest income (loss)	(15,124)	29,869

Non-Interest Expense:
Salaries and employee benefits	26,682	27,929
Occupancy expense, net	5,972	6,104
Furniture and equipment expense	3,753	3,785
External processing fees	5,248	5,090
Restructuring activities	74	867
Other non-interest expense	9,702	10,993

Total non-interest expense	51,431	54,768

Income (loss) before income taxes	(24,680)	22,984
Income tax expense (benefit)	(7,058)	6,870

Net income (loss)	$(17,622)	$16,114

Net Income (Loss) Per Share Amounts:
Basic	$(0.56)	$0.50
Diluted	(0.56)	0.50

PROVIDENT BANKSHARES CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(dollars in thousands, except share amounts)	March 31, 2008	December 31, 2007	March 31, 2007
Assets:
Cash and due from banks	$125,731	$140,348	$124,528
Short-term investments	2,011	1,970	2,603
Mortgage loans held for sale	15,541	8,859	12,356
Securities available for sale	1,366,779	1,421,299	1,569,279
Securities held to maturity	47,146	47,265	68,904
Loans	4,202,677	4,215,326	3,890,421
Less allowance for loan losses	55,249	55,269	45,519

Net loans	4,147,428	4,160,057	3,844,902

Premises and equipment, net	59,523	59,979	64,670
Accrued interest receivable	29,753	33,883	34,997
Goodwill	253,906	253,906	253,906
Intangible assets	5,836	6,152	8,515
Other assets	350,262	331,328	250,032

Total assets	$6,403,916	$6,465,046	$6,234,692

Liabilities:
Deposits:
Noninterest-bearing	$686,289	$676,260	$769,081
Interest-bearing	3,684,338	3,503,260	3,513,319

Total deposits	4,370,627	4,179,520	4,282,400

Short-term borrowings	684,946	861,395	498,118
Long-term debt	771,640	771,683	781,776
Accrued expenses and other liabilities	59,154	96,677	36,601

Total liabilities	5,886,367	5,909,275	5,598,895

Stockholders’ Equity:
Common stock (par value $1.00) authorized 100,000,000 shares; issued 31,737,501, 31,621,956 and 32,243,534 shares at March 31, 2008, December 31, 2007, and March 31, 2007, respectively	31,738	31,622	32,244
Additional paid-in capital	347,992	347,603	362,224
Retained earnings	216,700	244,723	259,115
Net accumulated other comprehensive loss	(78,881)	(68,177)	(17,786)

Total stockholders’ equity	517,549	555,771	635,797

Total liabilities and stockholders’ equity	$6,403,916	$6,465,046	$6,234,692

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

											2008/2007 Income/Expense Variance Due to Change In
	Three Months Ended March 31, 2008			Three Months Ended March 31, 2007			2008 Quarter to 2007 Quarter Increase/(Decrease)

(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$290,093	$4,411	6.12%	$325,377	$5,072	6.32%	$(35,284)	(10.8)%	$(661)	(13.0)%	$(153)	$(508)
Home equity	1,085,752	15,682	5.81	996,519	17,072	6.95	89,233	9.0	(1,390)	(8.1)	(2,893)	1,503
Marine	357,963	4,927	5.54	373,271	5,017	5.45	(15,308)	(4.1)	(90)	(1.8)	89	(179)
Other consumer	24,962	460	7.41	27,678	549	8.04	(2,716)	(9.8)	(89)	(16.2)	(40)	(49)
Commercial mortgage	445,465	7,335	6.62	450,402	7,991	7.20	(4,937)	(1.1)	(656)	(8.2)	(577)	(79)
Residential construction	613,126	10,241	6.72	585,987	12,615	8.73	27,139	4.6	(2,374)	(18.8)	(2,958)	584
Commercial construction	475,882	7,385	6.24	371,302	7,263	7.93	104,580	28.2	122	1.7	(1,725)	1,847
Commercial business	936,933	15,932	6.84	740,810	13,732	7.52	196,123	26.5	2,200	16.0	(1,305)	3,505

Total loans	4,230,176	66,373	6.31	3,871,346	69,311	7.26	358,830	9.3	(2,938)	(4.2)

Loans held for sale	9,810	155	6.35	11,016	176	6.48	(1,206)	(10.9)	(21)	(11.9)	(3)	(18)
Short-term investments	2,718	36	5.33	4,039	97	9.74	(1,321)	(32.7)	(61)	(62.9)	(35)	(26)
Taxable investment securities	1,425,086	19,731	5.57	1,525,929	22,378	5.95	(100,843)	(6.6)	(2,647)	(11.8)	(1,299)	(1,348)
Tax-advantaged investment securities	154,757	2,433	6.32	137,406	1,886	5.57	17,351	12.6	547	29.0	284	263

Total investment securities	1,579,843	22,164	5.64	1,663,335	24,264	5.92	(83,492)	(5.0)	(2,100)	(8.7)

Total interest-earning assets	5,822,547	88,728	6.13	5,549,736	93,848	6.86	272,811	4.9	(5,120)	(5.5)	(9,863)	4,743

Less: allowance for loan losses	55,171			45,248			9,923	21.9
Cash and due from banks	101,630			112,091			(10,461)	(9.3)
Other assets	642,323			617,919			24,404	3.9

Total assets	$6,511,329			$6,234,498			$276,831	4.4

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$458,059	543	0.48	$518,115	652	0.51	$(60,056)	(11.6)	(109)	(16.7)	(40)	(69)
Money market deposits	653,693	4,477	2.75	542,751	4,472	3.34	110,942	20.4	5	0.1	(850)	855
Savings deposits	518,370	508	0.39	598,591	591	0.40	(80,221)	(13.4)	(83)	(14.0)	(9)	(74)
Direct time deposits	1,085,109	11,472	4.25	1,184,343	13,295	4.55	(99,234)	(8.4)	(1,823)	(13.7)	(803)	(1,020)
Brokered time deposits	874,356	11,210	5.16	526,907	6,544	5.04	347,449	65.9	4,666	71.3	162	4,504
Short-term borrowings	811,651	6,089	3.02	662,715	7,742	4.74	148,936	22.5	(1,653)	(21.4)	(3,189)	1,536
Long-term debt	771,672	8,487	4.42	793,976	10,965	5.60	(22,304)	(2.8)	(2,478)	(22.6)	(2,186)	(292)

Total interest-bearing liabilities	5,172,910	42,786	3.33	4,827,398	44,261	3.72	345,512	7.2	(1,475)	(3.3)	(4,683)	3,208

Noninterest-bearing demand deposits	643,161			724,805			(81,644)	(11.3)
Other liabilities	75,349			42,459			32,890	77.5
Stockholders’ equity	619,909			639,836			(19,927)	(3.1)

Total liabilities and stockholders’ equity	$6,511,329			$6,234,498			$276,831	4.4

Net interest-earning assets	$649,637			$722,338			$(72,701)	(10.1)

Net interest income (tax-equivalent)		45,942			49,587				(3,645)	(7.4)	$(5,180)	$1,535
Less: tax-equivalent adjustment		953			652				301	46.2

Net interest income		$44,989			$48,935				$(3,946)	(8.1)

Net yield on interest-earning assets on a tax-equivalent basis			3.17%			3.62%

Provident Bankshares Corporation

Consolidated Average Balances and Analysis of Changes in Tax Equivalent Net Interest Income

	Three Months Ended March 31, 2008			Three Months Ended December 31, 2007			Current Quarter to Prior Quarter Increase/(Decrease)				Quarter to Quarter Income/Expense Variance Due to Change In
(dollars in thousands) (tax-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	% Change	Income/ Expense	% Change	Average Rate	Average Volume
Assets:
Interest-earning assets:
Originated and acquired residential	$290,093	$4,411	6.12%	$297,801	$4,560	6.07%	$(7,708)	(2.6)%	$(149)	(3.3)%	$17	$(166)
Home equity	1,085,752	15,682	5.81	1,074,345	17,664	6.52	11,407	1.1	(1,982)	(11.2)	(2,144)	162
Marine	357,963	4,927	5.54	353,445	4,941	5.55	4,518	1.3	(14)	(0.3)	(18)	4
Other consumer	24,962	460	7.41	27,861	501	7.13	(2,899)	(10.4)	(41)	(8.2)	17	(58)
Commercial mortgage	445,465	7,335	6.62	438,676	7,770	7.03	6,789	1.5	(435)	(5.6)	(530)	95
Residential construction	613,126	10,241	6.72	627,003	12,465	7.89	(13,877)	(2.2)	(2,224)	(17.8)	(1,935)	(289)
Commercial construction	475,882	7,385	6.24	438,346	8,256	7.47	37,536	8.6	(871)	(10.5)	(1,491)	620
Commercial business	936,933	15,932	6.84	843,727	15,547	7.31	93,206	11.0	385	2.5	(1,107)	1,492

Total loans	4,230,176	66,373	6.31	4,101,204	71,704	6.94	128,972	3.1	(5,331)	(7.4)

Loans held for sale	9,810	155	6.35	8,957	145	6.42	853	9.5	10	6.9	(2)	12
Short-term investments	2,718	36	5.33	2,759	39	5.61	(41)	(1.5)	(3)	(7.7)	(2)	(1)
Taxable investment securities	1,425,086	19,731	5.57	1,439,835	20,850	5.75	(14,749)	(1.0)	(1,119)	(5.4)	(839)	(280)
Tax-advantaged investment securities	154,757	2,433	6.32	172,410	2,534	5.83	(17,653)	(10.2)	(101)	(4.0)	186	(287)

Total investment securities	1,579,843	22,164	5.64	1,612,245	23,384	5.75	(32,402)	(2.0)	(1,220)	(5.2)

Total interest-earning assets	5,822,547	88,728	6.13	5,725,165	95,272	6.60	97,382	1.7	(6,544)	(6.9)	(7,872)	1,328

Less: allowance for loan losses	55,171			50,932			4,239	8.3
Cash and due from banks	101,630			111,846			(10,216)	(9.1)
Other assets	642,323			619,658			22,665	3.7

Total assets	$6,511,329			$6,405,737			$105,592	1.6

Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:

Interest-bearing demand deposits	$458,059	543	0.48	$456,394	772	0.67	$1,665	0.4	(229)	(29.7)	(232)	3
Money market deposits	653,693	4,477	2.75	657,156	5,836	3.52	(3,463)	(0.5)	(1,359)	(23.3)	(1,327)	(32)
Savings deposits	518,370	508	0.39	525,533	514	0.39	(7,163)	(1.4)	(6)	(1.2)	4	(10)
Direct time deposits	1,085,109	11,472	4.25	1,136,192	13,007	4.54	(51,083)	(4.5)	(1,535)	(11.8)	(900)	(635)
Brokered time deposits	874,356	11,210	5.16	709,140	9,308	5.21	165,216	23.3	1,902	20.4	(96)	1,998
Short-term borrowings	811,651	6,089	3.02	799,356	8,285	4.11	12,295	1.5	(2,196)	(26.5)	(2,314)	118
Long-term debt	771,672	8,487	4.42	771,714	10,751	5.53	(42)	(0.0)	(2,264)	(21.1)	(2,263)	(1)

Total interest-bearing liabilities	5,172,910	42,786	3.33	5,055,485	48,473	3.80	117,425	2.3	(5,687)	(11.7)	(6,673)	986

Noninterest-bearing demand deposits	643,161			660,576			(17,415)	(2.6)
Other liabilities	75,349			42,741			32,608	76.3
Stockholders’ equity	619,909			646,935			(27,026)	(4.2)

Total liabilities and stockholders’ equity	$6,511,329			$6,405,737			$105,592	1.6

Net interest-earning assets	$649,637			$669,680			$(20,043)	(3.0)

Net interest income (tax-equivalent)		45,942			46,799				(857)	(1.8)	$(1,199)	$342
Less: tax-equivalent adjustment		953			887				66	7.4

Net interest income		$44,989			$45,912				$(923)	(2.0)

Net yield on interest-earning assets on a tax-equivalent basis			3.17%			3.24%